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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2003

UPC POLSKA, INC.
(Debtor-In-Possession)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22877 (Commission File Number)	06-1487156 (IRS Employer Identification No.)

4643 Ulster Street, Suite 1300, Denver, Colorado 80237
(303)770-4001
(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

Item 3. Bankruptcy and Receivership

        On October 27, 2003, UPC Polska, Inc. ("UPC Polska" or the "Company") filed a first amended plan of reorganization and a related first amended disclosure statement with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") in connection with the Company's pending case filed on July 7, 2003 under Chapter 11 of the United States Bankruptcy Code (Case No. 03-14358).

        A copy of the Company's first amended disclosure statement (including the first amended plan of reorganization) filed with the U.S. Bankruptcy Court is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits

Exhibit Number	Description
99.1
Form of first amended disclosure statement jointly proposed by the Company and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code).

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2003

UPC POLSKA, INC.
By:	/s/ SIMON BOYD
Name: Simon Boyd
Title: Chief Executive Officer

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Exhibit Index

Exhibit Number	Description
99.1
Form of first amended disclosure statement jointly proposed by the Company and UPC Polska Finance, Inc., dated October 27, 2003, together with Annex A (first amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code).

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  Item 3. Bankruptcy and Receivership
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Exhibit Index